QUANTITATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated September 10, 2021

to the Statement of Additional Information dated November 1, 2020 and previously supplemented February 1, 2021

AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX  Class U: ABRUX  Class I: ABRWX

AmericaFirst Income Fund

Class A: AFPAX  Class U: AFPUX  Class I: AFPIX

AmericaFirst Defensive Growth Fund

Class A: DGQAX  Class U: DGQUX  Class I: DGQIX

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX Class I: SBQIX

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Allan R. Siegel has joined the Board of Trustees of AmericaFirst Quantitative Funds (the "Trust") following his election on September 10, 2021, by shareholders of the Funds in the Trust.  The following supplements the information provided under the heading "TRUSTEES AND OFFICERS."

Allan R. Siegel possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Siegel is presently the Chief Financial Officer of Northwest Bank with assets of over $1 billion.  In this role he supervises units that include finance; accounting; regulatory compliance, and information security.  He also sets priorities and direction for strategic planning, asset liability management, deposit pricing, and strategy.  He has over a decade of additional experience in similar executive positions with other banking entities and is well versed on operating in a highly regulated environment.  He is very familiar with many aspects financial accounting that affect a variety of financial institutions and possesses the skills to be considered an audit committee financial expert.  He also holds a Bachelors' degree in economics from Dartmouth College.  The Board believes Mr. Siegel's experience and expertise in the financial services industry adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

DISINTERESTED TRUSTEES

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Allan R. Siegel Year of Birth: 1958	Trustee, September 2021 to present	Chief Financial Officer, Northwest Bank, Apr. 2021 to present; Chief Financial Officer and Chief Credit Officer, Columbia Credit Union, Mar. 2017 to Apr. 2021; Senior Adviser, Blackhall Cottage, LLC (specialty finance company with focus on structured term group-life insurance), July 2016 to Mar. 2017.	4	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for a Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

As of the date of this supplement Allan R. Siegel holding of shares of the Funds was none and he had received no compensation from the Trust.

The Statement of Additional Information dated November 1, 2020 and the Prospectus dated November 1, 2020, as each may be supplemented form time to time, provide information that you should know before investing in the Funds and should be retained for future reference.  The Prospectus date November 1, 2020, the Statement of Additional Information dated November 1, 2020 and a supplement dated February 1, 2021, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.